UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2022

GREAT LAKES DREDGE & DOCK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33225	20-5336063
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9811 Katy Freeway, Suite 1200
Houston, Texas 77024
(Address of Principal Executive Offices) (Zip Code)

(346) 359-1010
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.0001)	GLDD	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2022 Annual Meeting of Stockholders on May 4, 2022 (the “Annual Meeting”). In connection with the Annual Meeting, proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934. Matters voted upon were (1) the election of three directors, each to serve for a three-year term expiring at the 2025 Annual Meeting of Stockholders and to hold office until her/his respective successor is elected and qualified or until her/his earlier death, disqualification, resignation or removal; (2) the ratification of the appointment by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and (3) approval, on a non-binding advisory basis, of the Company’s executive compensation. A total of 60,567,043 votes were cast. The results with respect to each matter are set out below:

1)          The stockholders elected each of the two director nominees to serve for a three-year term expiring at the Company’s 2025 Annual Meeting of Stockholders. The voting for the director nominees was as follows:

Director Nominee	For	Withhold	Broker non-votes
Lawrence R. Dickerson	52,331,228	3,155,524	5,080,291
Ronald R. Steger	53,184,870	2,301,882	5,080,291
D. Michael Steuert	53,505,925	1,980,827	5,080,291

2)          The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2022 with the following vote:

Number of Votes	For	Against	Withhold
	57,670,134	2,281,333	615,576

3)          The stockholders adopted a resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers. The result of the vote taken at the Annual Meeting was as follows:

Number of Votes	For	Against	Abstain	Broker non-votes
	53,354,765	2,107,448	24,539	5,080,291

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Great Lakes Dredge & Dock Corporation

Date: May 11, 2022	By:	/s/ Vivienne R. Schiffer
Vivienne R. Schhiffer
Senior Vice President, Chief Legal Officer, Chief Compliance Officer & Corporate Secretary